                                                                    EXHIBIT 99.2

                    WESTERN BANCORP AND BANK OF LOS ANGELES

                             LETTER OF TRANSMITTAL

                                      FOR
                        BANK OF LOS ANGELES COMMON STOCK

PLEASE READ THE ENCLOSED INSTRUCTIONS CAREFULLY BEFORE COMPLETING THIS FORM.

TO BE COMPLETED, SIGNED AND MAILED OR DELIVERED WITH CERTIFICATES FORMERLY REPRESENTING SHARES OF THE COMMON STOCK OF THE BANK OF LOS ANGELES, WHICH ARE TO BE EXCHANGED FOR CERTIFICATES REPRESENTING SHARES OF THE COMMON STOCK OF WESTERN BANCORP.

                                EXCHANGE AGENT:
                        U.S. Stock Transfer Corporation
                         1745 Gardena Avenue, Suite 200
                        Glendale, California 91204-2991
                           Telephone: (818) 502-1404
                           Facsimile: (818) 502-0674
                            Attention: William Garza

Ladies and Gentlemen:

    In accordance with the Agreement and Plan of Merger (the "Merger Agreement"), dated as of April 16, 1998, and amended and restated as of June 24, 1998 and July 16, 1998, by and among Western Bancorp ("Western"), Santa Monica Bank and the Bank of Los Angeles ("BKLA"), which provides for the merger (the "Merger") of BKLA with and into Santa Monica Bank, a California banking corporation and a wholly-owned subsidiary of Western, the undersigned, as the registered holder(s) of the certificate(s) representing common stock of BKLA ("BKLA Common Stock") described in Box A below (the "BKLA Certificate(s)") or the assignee of such registered holder(s), hereby surrender(s) such BKLA Certificate(s) listed below in exchange for a certificate or certificates representing shares of common stock, no par value, of Western (the "Western Common Stock") on the basis of 0.4224 shares of Western Common Stock for each share of BKLA Stock represented by the certificate(s) so surrendered.

    Please issue one certificate (unless otherwise directed by written instructions attached hereto) for the shares of Western Common Stock to which the undersigned is entitled. Unless otherwise specified in Box B or C below, the undersigned requests that his or her certificate(s) be issued in the name(s) and mailed to the address(es) set forth in Box A.

 ----------------------------------------------------------------------------------------------------
                         BOX A: DESCRIPTION OF BKLA COMMON STOCK SURRENDERED
 ----------------------------------------------------------------------------------------------------
      NAME(S) AND ADDRESS(ES) OF HOLDER(S) OF RECORD             CERTIFICATE(S) BEING SURRENDERED
               AS SHOWN ON RECORDS OF BKLA*                  (ATTACH SEPARATE SCHEDULE IF NECESSARY)
------------------------------------------------------------------------------------------------------
                                                                CERTIFICATE              NUMBER
                                                                  NUMBERS              OF SHARES
                                                            ------------------------------------------

                                                            ------------------------------------------

                                                            ------------------------------------------

                                                            ------------------------------------------

                                                            ------------------------------------------

                                                            ------------------------------------------

                                                            ------------------------------------------

                                                            ------------------------------------------

                                                                TOTAL SHARES
------------------------------------------------------------------------------------------------------

*If shares are held jointly, list first and circle the name of the person whose taxpayer identification number you enter in Substitute Form W-9 (see the Instructions on the enclosed Substitute Form W-9 for guidance as to which taxpayer identification number to report).

--------------------------------------------------------------------------------

  BOX B:

                         SPECIAL ISSUANCE INSTRUCTIONS
                              (SEE INSTRUCTION 5)

      To be completed ONLY if the certificate(s) representing Western Common Stock is (are) to be issued in the name(s) of someone other than the person(s) in whose name(s) the BKLA Certificate(s) being surrendered pursuant to this Letter of Transmittal is (are) registered or to correct the name(s) set forth in Box A. (Unless otherwise indicated in Box C, the certificate(s) representing the Western Common Stock will be mailed to the address indicated in Box A).

      Issue the certificate(s) representing Western Common Stock in the name(s) of:

                                 (PLEASE PRINT)
                    (ATTACH SEPARATE SCHEDULE IF NECESSARY)

  Name _______________________________________________________________________

  ____________________________________________________________________________

  Address ____________________________________________________________________

  ____________________________________________________________________________

  ____________________________________________________________________________
                               (INCLUDE ZIP CODE)

  (Taxpayer Identification or Social Security Number(s) of Person(s) Named in this Box B: ________________________________________________________________

  ____________________________________________________________________________

--------------------------------------------------------------------------------

------------------------------------------------

  BOX C:

                          SPECIAL MAILING INSTRUCTIONS
                              (SEE INSTRUCTION 8)

      To be completed ONLY if the certificate(s) representing Western Common Stock is (are) to be mailed to an address other than indicated in Box A above.

  Mail the certificate(s) representing Western Common Stock to:
                                 (PLEASE PRINT)

  Address ____________________________________________________________________
  ____________________________________________________________________________

  ____________________________________________________________________________
                               (INCLUDE ZIP CODE)
  Attention:__________________________________________________________________

------------------------------------------------------------
------------------------------------------------------------

  BOX D:

                              SIGNATURE GUARANTEE
                              (SEE INSTRUCTION 6)

      To be completed in all cases specified in Instructions 5 and 6 herein.

      The undersigned hereby guarantees the signature(s) that appear(s) in Box E on this Transmittal Form.

  ____________________________________________________________________________
                          (NAME OF GUARANTEEING FIRM)

  By _________________________________________________________________________
                             (SIGNATURE OF OFFICER)

   __________________________________________________________________________
                   (TITLE OF OFFICER SIGNING THIS GUARANTEE)

   __________________________________________________________________________

   __________________________________________________________________________
              (ADDRESS OF GUARANTEEING FIRM AND TELEPHONE NUMBER)

-----------------------------------------------------

NOTE: ALL SHAREHOLDERS MUST SIGN IN THE SPACE PROVIDED BELOW

--------------------------------------------------------------------------------

  BOX E:

                                  SIGNATURE(S)

  Dated: ______________________________________________________________ , 1998
                                 (PLEASE PRINT)

  SIGN
  HERE -->____________________________________________________________________

  ____________________________________________________________________________
                          (SIGNATURE(S) OF HOLDER(S))

  Telephone Number:___________________________________________________________
                              (INCLUDE AREA CODE)

  Must be signed by registered holder(s) exactly as the name(s) appear(s) on the BKLA Certificate(s) as indicated in Box A, or by person(s) authorized to become registered holder(s). Signature(s) must be guaranteed in Box D in all cases specified in Instructions 5 and 6. SEE INSTRUCTIONS 2, 5 AND 6.

------------------------------------------

PLEASE COMPLETE THE ENCLOSED SUBSTITUTE FORM W-9 AND RETURN IT TO U.S. STOCK TRANSFER CORPORATION WITH YOUR CERTIFICATES REPRESENTING SHARES OF BKLA COMMON STOCK.

                          *IMPORTANT TAX INFORMATION*

Please be advised that irrespective of whether you have previously furnished a taxpayer identification number (social security number for individuals, or employer identification number for corporations) or the certification on Substitute Form W-9 with respect to dividend payments, you must again furnish this number, certified to be correct under penalties of perjury, to assure that back-up withholding of 31% will not be applied. CERTIFICATION SHOULD BE MADE TO THE EXCHANGE AGENT ON SUBSTITUTE FORM W-9, A COPY OF WHICH IS ENCLOSED.

             INSTRUCTIONS TO LETTER OF TRANSMITTAL FOR SURRENDERING
                    CERTIFICATES THAT HERETOFORE REPRESENTED
               SHARES OF COMMON STOCK OF THE BANK OF LOS ANGELES

    1. GENERAL. In accordance with the Agreement and Plan of Merger (the "Merger Agreement"), dated as of April 16, 1998, and amended and restated as of June 24, 1998 and July 16, 1998 by and among Western Bancorp ("Western"), Santa Monica Bank and the Bank of Los Angeles ("BKLA"), which provides for the merger (the "Merger") of BKLA with and into Santa Monica Bank, a California banking corporation and a wholly-owned subsidiary of Western, each holder of shares of common stock of BKLA ("BKLA Common Stock") (other than (a) shares that have not been voted in favor of the approval of the principal terms of the Merger and with respect to which Dissenters' Rights (as defined in the Merger Agreement) have been perfected in accordance with the California General Corporation Law and (b) shares held directly or indirectly by Western, other than shares held in a fiduciary capacity or in satisfaction of a debt previously contracted) has become entitled to receive a certificate or certificates representing 0.4224 shares of common stock of Western ("Western Common Stock") for each former share of BKLA Common Stock represented by BKLA Common Stock certificate(s) ("BKLA Certificate(s)"). The Letter of Transmittal, or a copy thereof, properly completed and SIGNED, must be used in connection with all exchanges of BKLA Certificate(s) for Western Common Stock certificate(s), under the terms of the Merger Agreement. THE METHOD OF DELIVERY OF BKLA CERTIFICATE(S) AND ANY OTHER DOCUMENTS (SEE BELOW) IS AT THE ELECTION AND RISK OF SURRENDERING SHAREHOLDERS OF BKLA, BUT IF SENT BY MAIL, IT IS RECOMMENDED THAT REGISTERED MAIL, PROPERLY INSURED, BE USED. Transmit your BKLA Certificate(s) and other required documents to the address set forth on the Letter of Transmittal. DELIVERY WILL BE DEEMED EFFECTIVE ONLY WHEN ACTUALLY RECEIVED AT THE OFFICE OF THE EXCHANGE AGENT. DELIVERY OF THE LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN THAT SET FORTH IN THE LETTER OF TRANSMITTAL WILL NOT CONSTITUTE A VALID DELIVERY.

    2. SIGNATURES, AND GUARANTY OF SIGNATURE. The signature (or signatures, in the case of any BKLA Certificate(s) owned by two or more joint holders) on the Letter of Transmittal should correspond exactly with the name(s) of the registered owner(s) as written on the face of the BKLA Certificate(s) unless such BKLA Certificate(s) has (have) been transferred by the registered owner(s), in which event the Letter of Transmittal should be signed in exactly the same form as the name of the last transferee indicated on the transfers attached to or endorsed on the BKLA Certificate(s).

    When signing as agent, attorney, administrator, executor, guardian, trustee, or in any other fiduciary or representative capacity, or as an officer of a corporation on behalf of the corporation, give full title as such. If the BKLA Certificate(s) has (have) been transferred or assigned and new certificate(s) has (have) not yet been received in the name of the transferee or assignee, the Transmittal Letter must be signed by the transferee or assignee or by his or her agent, and should not be signed by the transferor or assignor.

    The BKLA Certificate(s), if registered in the name(s) of the person(s) signing the Letter of Transmittal, needs (need) not be endorsed or accompanied by any instrument of assignment or transfer other than the Letter of Transmittal.

    3. 31% BACK-UP WITHHOLDING. Under the federal income tax law, a shareholder who delivers BKLA Common Stock is required by law to provide the Exchange Agent with his or her correct taxpayer identification number ("TIN") (i.e., social security number for individuals or employer identification number for corporations) on the Substitute Form W-9 provided below. If the Exchange Agent is not provided with the correct TIN, the shareholder may be subject to a $50 penalty imposed by the Internal Revenue Service. In addition, delivery to such shareholder of a check for the payment of dividends, if any, on Western Common Stock will be subject to 31% back-up withholding unless the completed Substitute Form W-9 is received by the Exchange Agent. See the enclosed Substitute Form W-9 for additional instructions.

    Certain shareholders, including, among others, all corporations and certain foreign individuals, are not subject to these back-up withholding and reporting requirements. In order for a foreign individual to qualify as an exempt recipient, that shareholder must submit a statement, signed under penalty of perjury, to the Exchange Agent (which form the Exchange Agent will provide upon request) attesting to the individual's exempt status. NOTE: Other exempt recipients (such as corporations) must in any event complete and return the Substitute Form W-9 to the Exchange Agent in order to avoid back-up withholding (see the Specific Instructions on the Substitute Form W-9 dealing with "Exempt Payees and Payments").

    If back-up withholding applies, the Exchange Agent is required to withhold 31% of the payment made to the shareholder of dividends, if any, on Western Common Stock. Back-up withholding is not an additional tax. Rather, the tax liability of persons subject to back-up withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

    Western reserves the right in its sole discretion to direct the Exchange Agent to take whatever steps are necessary to comply with Western's obligations regarding back-up withholding.

    To prevent back-up withholding with respect to any payment, the shareholder is required to notify the Exchange Agent of his or her correct TIN by completing the enclosed Substitute Form W-9.

    The shareholder is required to give the Exchange Agent the TIN of the record owner of BKLA Common Stock. If the shares of BKLA Common Stock are in more than one name or are not in the name of the actual owner, consult the enclosed Substitute Form W-9 for additional guidance on which TIN to report.

    4. MUTILATED, LOST, STOLEN OR DESTROYED CERTIFICATES. If any BKLA Certificate(s) has (have) been mutilated, lost, stolen or destroyed, you should so indicate in Box A of this Letter of Transmittal. The Exchange Agent will send you additional documentation to complete in order to surrender effectively such lost or destroyed BKLA Certificate(s) and further instructions as to obtaining any surety bond that may be required to be posted.

    THE INSTRUCTIONS IN ITEMS 5 AND 6, BELOW, NEED ONLY BE FOLLOWED IF THE REGISTERED OWNER DESIRES TO MAKE A CHANGE OF OWNERSHIP OR A CORRECTION OF, OR CHANGE IN, NAME.

    5.  TRANSFER INSTRUCTIONS.

        (a) CHANGE OF OWNERSHIP. If any certificate(s) representing Western Common Stock is (are) to be issued in the name of someone other than the registered owner(s) of the BKLA Certificate(s) being surrendered, please complete the Special Issuance instructions in Box B on the Letter of Transmittal and be guided by the following:

           (i) ENDORSEMENT. The BKLA Certificate(s) being surrendered must be properly endorsed (or accompanied by appropriate stock powers properly executed) by the registered owner(s) of such BKLA Certificate(s) to the person who is to receive the certificate(s) representing Western Common Stock. The signature of the registered owner(s) on the endorsement or stock powers must correspond exactly with the name as written upon the face of the BKLA Certificate(s) being surrendered and must be guaranteed as described in Instruction 6.

           (ii) TRANSFER TAXES. In the event that any transfer or other taxes may become payable by reason of the issuance of any certificate(s) representing Western Common Stock in any name other than that of the registered owner(s) of the BKLA Certificate(s) being surrendered, the transferee or assignee must pay such tax to the Exchange Agent or must establish to the satisfaction of the Exchange Agent that such tax has been paid or is not payable. Except as otherwise provided in this Instruction 5(a)(ii), it will not be necessary for transfer tax stamps to be affixed to the BKLA Certificate(s) transmitted with the Letter of Transmittal.

        (b) CORRECTION OF, OR CHANGE IN, NAME. For a correction of name or for a change in name that does not involve a change of ownership, please complete the Special Issuance Instructions in Box B on the Letter of Transmittal and proceed as follows: for a change in name by marriage, etc., the BKLA Certificate(s) being surrendered should be endorsed, E.G., "Mary Doe, now by marriage Mary Jones," with the endorsement signature guaranteed as described in Instruction 6. For a correction in name, the BKLA Certificate(s) being surrendered should be endorsed, E.G., "Samuel J. Snow, incorrectly inscribed as S.J. Snow," with the endorsement signature guaranteed as described in Instruction 6.

    6. SIGNATURE GUARANTEE. If the certificate(s) representing Western Common Stock is (are) to be issued in a name different from that appearing on the face of the surrendered BKLA Certificate(s), the BKLA Certificate(s) must be properly endorsed by the registered owner(s) thereof or accompanied by appropriate stock powers properly executed and the signature(s) to the endorsement or on the stock power must be guaranteed by an eligible institution, such as a bank, credit union or broker, that is a member of, or a participant in, a signature medallion program.

    7. SUPPORTING EVIDENCE. If the Letter of Transmittal, an endorsement of the surrendered BKLA Certificate(s) or a stock power is executed by a person (other than the registered owner) as an agent, attorney, administrator, executor, guardian, trustee, or in any other fiduciary or representative capacity, or by an officer of a corporation on behalf of the corporation, there must be submitted with the Letter of Transmittal the following: the BKLA Certificate(s) being surrendered and any stock powers and documentary evidence of appointment and authority to act in such capacity (including court orders where necessary), as well as evidence of the authority of the person making such execution to assign, sell or transfer shares. Such documentary evidence of authority must be in form satisfactory to the Exchange Agent.

    8. SPECIAL MAILING INSTRUCTIONS. Unless instructions to the contrary are given in the Special Mailing Instructions in Box C on the Letter of Transmittal, any certificate(s) representing Western Common Stock and to be issued upon surrender of BKLA Certificate(s) in accordance with the Letter of Transmittal will be mailed to the address shown in Box A.

    9. ADDITIONAL COPIES. Additional copies of the Letter of Transmittal may be obtained from the Exchange Agent.

    10. INQUIRIES. All inquiries with respect to the surrender of BKLA Certificate(s) should be made directly to the Exchange Agent at the address or telephone number on the first page.

---------------------------------------------------------------------------------------------------
           SUBSTITUTE             PART 1--PLEASE PROVIDE YOUR TIN     Social Security Number OR
            FORM W-9              IN THE BOX AT RIGHT AND CERTIFY   Employer Identification Number
   Department of the Treasury     BY SIGNING AND DATING BELOW
    Internal Revenue Service                                           ------------------------
                                  -----------------------------------------------------------------
                                  For Payees exempt from backup withholding, see the enclosed
                                  Guidelines of Taxpayer Identification Number on Substitute Form
                                  W-9 and complete as instructed under
  Payer's Request for Taxpayer    "Important Tax Information" above.
  Identification Number (TIN)
                                  -----------------------------------------------------------------
                                  PART 3--Awaiting TIN  / /
---------------------------------------------------------------------------------------------------
 PART 2--CERTIFICATION--UNDER PENALTY OF PERJURY, I CERTIFY THAT:

 (1) the number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me); and

 (2) I am not subject to backup withholding because (i) I am exempt from backup withholding, (ii) I have not been notified by the Internal Revenue Service (the "IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (iii) the IRS has notified me that I am no longer subject to backup withholding.

 CERTIFICATION INSTRUCTIONS--You must cross out item (2) in Part 2 above if you have been notified by the IRS that you are subject to backup withholding because of under-reporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS stating that you are no longer subject to backup withholding, do not cross out item (2).

 Signature ----------------------------------------------------------------- Date
 --------------------
 Name (Please Print)
 ---------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING
    OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW
    THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
           NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL INFORMATION.

               YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU
               CHECKED THE BOX IN PART 3 OF SUBSTITUTE FORM W-9.

            GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                         NUMBER ON SUBSTITUTE FORM W-9

GUIDELINES FOR DETERMINING THE PROPER NAME AND IDENTIFICATION NUMBER.-- Social Security numbers have nine digits separated by two hyphens: i.e., 000-00-0000. Employer identification numbers have nine digits separated by only one hyphen: i.e., 00-0000000. The table below will help determine the name and number to provide.

                                 GIVE THE NAME AND SOCIAL
  FOR THIS TYPE OF ACCOUNT         SECURITY NUMBER OF--
-----------------------------  -----------------------------
1. An individual's account     The individual

2. Two or more individuals     The actual owner of the
  (joint account)              account or, if combined
                               funds, any one of the
                               individuals(1)

3. Custodian account of a      The minor(2)
  minor (Uniform Gift to
  Minors Act)

4. a. The usual revocable      The grantor-trustee(1)
      savings trust account
      (grantor is also
      trustee)
 b. So-called trust account    The actual owner(1)
    that is not a legal or
    valid trust under State
    law

5. Sole proprietorship         The owner(3)
  account


                                GIVE THE NAME AND EMPLOYER
  FOR THIS TYPE OF ACCOUNT     IDENTIFICATION NUMBER OF--
-----------------------------  -----------------------------
6.  Sole proprietorship        The owner(3)
  account

7.  A valid trust, estate, or  The legal entity(4)
    pension trust
8. Corporate account           The corporation

9.  Association, club,         The organization
    religious, charitable,
    educational or other
    tax-exempt organization
    account

10. Partnership                The partnership

11. A broker or registered     The broker or nominee
    nominee

12. Account with the           The public entity
    Department of Agriculture
    in the name of a public
    entity (such as a State
    or local government,
    school district, or
    prison) that receives
    agricultural program
    payments

------------------------------

(1) List first and circle the name of the person whose number you furnish.

(2) Circle the minor's name and furnish the minor's social security number.

(3) You must show your individual name, but you may also enter your business or "doing business as" name. You may use either your Social Security Number or Employer Identification Number.

(4) List first and circle the name of the legal trust, estate, or pension trust. (Do not furnish the identifying number of the personal representative or trustee unless the legal entity itself is not designated in the account title.)

Note: If no name is circled when more than one name is listed, the number will be considered to be that of the first name listed.

            GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                          NUMBER ON SUBSTITUTE FORM W-9
                                      PAGE 2

OBTAINING A NUMBER

If you don't have a taxpayer identification number or you don't know your number, obtain Form SS-5, Application for a Social Security Number Card (for individuals), or Form SS-4, Application for Employer Identification Number (for businesses and all other entities), at the local office of the Social Security Administration or the Internal Revenue Service and apply for a number.

PAYEES EXEMPT FROM BACKUP WITHHOLDING

The following is a list of payees specifically exempted from backup withholding depending upon the type of payment (see below):

 (1) A corporation.

 (2) An organization exempt from tax under section 501(a), or an IRA or a custodial account under section 403 (b) (7).

 (3) The United States or any agency or instrumentality thereof.

 (4) A State, the District of Columbia, a possession of the United States, or any subdivision or instrumentality thereof.

 (5) A foreign government, a political subdivision of a foreign government, or any agency or instrumentality thereof.

 (6) An international organization or any agency or instrumentality thereof.

 (7) A foreign central bank of issue.

 (8) A dealer in securities or commodities required to register in the U.S. or a possession of the U.S.

 (9) A futures commission merchant registered with the Commodity Futures Trading Commission.

 (10) A real estate investment trust.

 (11) An entity registered at all times during the tax year under the Investment Company Act of 1940.

 (12) A common trust fund operated by a bank under section 584(a).

 (13) A financial institution.

 (14) A middleman known in the investment community as a nominee or listed in the most recent publication of the American Society of Corporate Secretaries, Inc., Nominee List.

 (15) A trust exempt from tax under section 664 or described in section 4947.

For interest and dividends, all listed payees are exempt except item (9). For broker transactions, payees listed in items (1) through (13) and a person registered under the Investment Advisers Act of 1940 who regularly acts as a broker are exempt.

Exempt payees described above should file Form W-9 to avoid possible erroneous backup withholding. FILE THIS FORM WITH THE PAYER, FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER, WRITE "EXEMPT" IN PART 1 OF THE FORM, AND RETURN IT TO THE PAYER. If you are a nonresident alien or a foreign entity not subject to backup withholding, give the payer a completed Form W-8, Certificate of Foreign Status.

PRIVACY ACT NOTICE.--Section 6109 requires most recipients of dividend, interest, or other payments to give taxpayer identification numbers to payers who must report the payments to IRS. The IRS uses the numbers for identification purposes. Payers must be given the numbers whether or not recipients are required to file tax returns. Payers must generally withhold 31% of taxable interest, dividend, and certain other payments to a payee who does not furnish a taxpayer identification number to a payer. Certain penalties may also apply.

PENALTIES

(1) Failure To Furnish Taxpayer Identification Number.--If you fail to furnish your correct taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

(2) Civil Penalty For False Information With Respect To Withholding.--If you make a false statement with no reasonable basis which results in no imposition of backup withholding, you are subject to a penalty of $500.

(3) Criminal Penalty For Falsifying Information.--Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

FOR ADDITIONAL INFORMATION CONTACT YOUR TAX CONSULTANT OR THE INTERNAL REVENUE SERVICE.